Exhibit 99.1

NEWS RELEASE
www.northerntrust.com

INVESTOR CONTACT: Jennifer Childe | 312-444-3290 | Jennifer.Childe@ntrs.com MEDIA CONTACT: John O'Connell | 312-444-2388  | John.O'Connell@ntrs.com

NORTHERN TRUST CORPORATION REPORTS THIRD QUARTER
NET INCOME OF $457.6 MILLION, EARNINGS PER DILUTED COMMON SHARE OF $2.29
CHICAGO, OCTOBER 22, 2025 — Northern Trust Corporation today reported third quarter net income per diluted common share of $2.29, compared to $2.13 in the second quarter of 2025 and $2.22 in the third quarter of 2024. Net income was $457.6 million, compared to $421.3 million in the prior quarter and $464.9 million in the prior-year quarter.

MICHAEL O’GRADY, CHAIRMAN AND CHIEF EXECUTIVE OFFICER:
“Northern Trust delivered strong third quarter results with solid revenue growth across trust fees, capital markets and net interest income. ROE was at the high end of our target range, while lending and balance sheet measures remained sound. Continued expense discipline contributed to meaningful pre-tax margin expansion, double digit EPS growth and our fifth consecutive quarter of positive operating leverage and year-over-year improvement in our expense-to-trust fee ratio, excluding notables.

As we prepare to close out the year, we remain focused on executing on our One Northern Trust strategy, serving our clients with distinction, and generating value for our shareholders.”

FINANCIAL SUMMARY & KEY METRICS
				% Change Q3 2025 vs.
($ In Millions except per share data)	Q3 2025	Q2 2025	Q3 2024	Q2 2025	Q3 2024
Trust, Investment and Other Servicing Fees	$1,265.5	$1,231.1	$1,196.6	3%	6%
Other Noninterest Income (1)	169.1	156.3	209.6	8	(19)
Net Interest Income (FTE*)	596.3	615.2	569.4	(3)	5
Total Revenue (FTE*)	$2,030.9	$2,002.6	$1,975.6	1%	3%

Noninterest Expense	$1,422.9	$1,416.6	$1,359.4	—%	5%
Provision for Credit Losses	(17.0)	16.5	8.0	N/M	N/M
Provision for Income Taxes	161.9	143.5	136.2	13	19
FTE Adjustment*	5.5	4.7	7.1	14	(23)
Net Income	$457.6	$421.3	$464.9	9%	(2)%

Earnings Allocated to Common and Potential Common Shares	$437.2	$412.8	$445.0	6%	(2)%
Diluted Earnings per Common Share	$2.29	$2.13	$2.22	7	3
Return on Average Common Equity	14.8%	14.2%	15.4%
Average Assets	$151,041.5	$157,719.2	$146,842.9	(4)%	3%
(1)    Other Noninterest Income in Q3 2024 includes a $68.1 million pre-tax gain related to the sale of an equity investment.
(*)     Net interest income and total revenue presented on a fully taxable equivalent (FTE) basis are non-generally accepted accounting principles (non-GAAP) financial measures. Refer to the Reconciliation to Fully Taxable Equivalent section for further detail.
N/M - Not meaningful

NORTHERN TRUST CORPORATION THIRD QUARTER 2025 RESULTS

CLIENT ASSETS
Assets under custody/administration (AUC/A) and assets under management are a driver of the Corporation’s trust, investment and other servicing fees, the largest component of noninterest income.
	As of			% Change September 30, 2025 vs.
($ In Billions)	September 30, 2025*	June 30, 2025	September 30, 2024	June 30, 2025	September 30, 2024
Assets Under Custody/Administration
Asset Servicing	$16,990.4	$16,864.9	$16,278.0	1%	4%
Wealth Management	1,257.2	1,203.4	1,145.0	4	10
Total Assets Under Custody/Administration	$18,247.6	$18,068.3	$17,423.0	1%	5%
Assets Under Custody(1)
Asset Servicing	$13,195.0	$13,056.5	$12,662.1	1%	4%
Wealth Management	1,244.1	1,187.2	1,132.7	5	10
Total Assets Under Custody	$14,439.1	$14,243.7	$13,794.8	1%	5%
Assets Under Management
Asset Servicing	$1,280.1	$1,229.2	$1,177.9	4%	9%
Wealth Management	492.6	468.5	443.9	5	11
Total Assets Under Management	$1,772.7	$1,697.7	$1,621.8	4%	9%
(1) Assets Under Custody are a component of Assets Under Custody/Administration.
(*) Client assets for the current quarter are considered preliminary until the Form 10-Q is filed with the Securities and Exchange Commission.
Total assets under custody/administration and assets under custody increased from the prior-year quarter primarily driven by favorable markets and favorable currency translation, partially offset by asset outflows.
Total assets under management increased compared to the prior-year quarter primarily reflecting favorable markets and net new business.

TRUST, INVESTMENT AND OTHER SERVICING FEES
				% Change Q3 2025 vs.
($ In Millions)	Q3 2025	Q2 2025	Q3 2024	Q2 2025	Q3 2024
Asset Servicing
Custody and Fund Administration	$482.7	$469.2	$453.1	3%	7%
Investment Management	159.6	157.3	152.6	2	5
Securities Lending	21.2	20.2	17.5	5	21
Other	43.4	45.1	43.9	(3)	(1)
Total Asset Servicing Trust, Investment and Other Servicing Fees	$706.9	$691.8	$667.1	2%	6%

Wealth Management
Central	$200.6	$189.2	$186.6	6%	8%
East	146.0	139.3	136.4	5	7
West	110.5	106.3	105.7	4	4
Global Family Office (GFO)	101.5	104.5	100.8	(3)	1
Total Wealth Management Trust, Investment and Other Servicing Fees	$558.6	$539.3	$529.5	4%	5%

Total Consolidated Trust, Investment and Other Servicing Fees	$1,265.5	$1,231.1	$1,196.6	3%	6%
Asset Servicing and Wealth Management Trust, Investment and Other Servicing Fees are impacted by both one-month and one-quarter lagged asset values.
Total Asset Servicing Trust, Investment and Other Servicing Fees increased both sequentially and from the prior-year quarter.
▪Custody and Fund Administration fees increased from the prior-year quarter primarily due to favorable markets, net new business, and favorable currency movements.
▪Investment Management fees increased from the prior-year quarter primarily due to favorable markets.

Total Wealth Management Trust, Investment and Other Servicing Fees increased both sequentially and from the prior-year quarter.
▪Fees in the regions increased both sequentially and from the prior-year quarter primarily due to favorable markets.

NORTHERN TRUST CORPORATION THIRD QUARTER 2025 RESULTS

REPORTING SEGMENT RESULTS
				% Change Q3 2025 vs.
($ In Millions)	Q3 2025	Q2 2025	Q3 2024	Q2 2025		Q3 2024
Income (Loss) before Income Taxes (FTE*)
Asset Servicing	$294.1	$271.1	$258.4	8%		14%
Wealth Management	342.4	309.6	307.1	11		11
Other(1)	(11.5)	(11.2)	42.7	3		(127)
Total Income before Income Taxes (FTE*)	$625.0	$569.5	$608.2	10%		3%

Profit Margin (pre-tax) (FTE*)
Asset Servicing	24.7%	23.2%	23.2%	1.5	pts	1.5	pts
Wealth Management	40.5	37.2	38.0	3.3		2.5
Total Profit Margin (pre-tax) (FTE*)	30.8	28.4	30.8	2.4		—

Average Loans
Asset Servicing	$5,399.9	$5,812.8	$5,615.8	(7)%		(4)%
Wealth Management	36,100.7	35,345.2	34,268.2	2		5
Total Average Loans	$41,500.6	$41,158.0	$39,884.0	1%		4%

Average Deposits
Asset Servicing	$90,195.3	$95,506.7	$86,635.7	(6)%		4%
Wealth Management	25,370.4	25,291.0	25,179.3	—		1
Other	1,134.9	1,580.1	745.7	(28)		52
Total Average Deposits	$116,700.6	$122,377.8	$112,560.7	(5)%		4%
(*) Income (Loss) before Income Taxes and Profit Margin (pre-tax) presented on a fully taxable equivalent (FTE) basis are non-generally accepted accounting principles (non-GAAP) financial measures. Refer to the Reconciliation to Fully Taxable Equivalent section for further detail.
(1)    Other includes a $68.1 million pre-tax gain related to the sale of an equity investment in the prior-year quarter.
Note: Reporting segment results are subject to reclassification when organizational changes are made. The results are also subject to refinements in revenue and expense allocation methodologies, which are typically reflected on a retrospective basis unless it is impractical to do so.

OTHER NONINTEREST INCOME
				% Change Q3 2025 vs.
($ In Millions)	Q3 2025	Q2 2025	Q3 2024	Q2 2025	Q3 2024
Other Noninterest Income
Foreign Exchange Trading Income	$57.2	$50.6	$54.1	13%	6%
Treasury Management Fees	9.5	9.7	8.2	(2)	16
Security Commissions and Trading Income	41.8	39.6	35.5	5	18
Other Operating Income	60.6	56.4	111.8	8	(46)
Total Other Noninterest Income	$169.1	$156.3	$209.6	8%	(19)%

Other Operating Income decreased compared to the prior-year quarter primarily driven by the $68.1 million gain on the sale of an equity investment in the prior-year quarter, partially offset by lower expenses in the current quarter associated with existing Visa Class B swap agreements.

NORTHERN TRUST CORPORATION THIRD QUARTER 2025 RESULTS

NET INTEREST INCOME
				% Change Q3 2025 vs.
($ In Millions)	Q3 2025	Q2 2025	Q3 2024	Q2 2025		Q3 2024
Net Interest Income
Interest Income (FTE*)	$2,149.8	$2,217.5	$2,537.3	(3)%		(15)%
Interest Expense	1,553.5	1,602.3	1,967.9	(3)		(21)
Net Interest Income (FTE*)	$596.3	$615.2	$569.4	(3)%		5%
Average Earning Assets	$139,338.9	$145,822.0	$134,767.8	(4)%		3%
Net Interest Margin (FTE*)	1.70%	1.69%	1.68%	1	bps	2	bps
(*) Interest income, net interest income and net interest margin presented on an FTE basis are non-GAAP financial measures. Refer to the Reconciliation to Fully Taxable Equivalent section for further detail.
bps - basis points
Net Interest Income on an FTE basis decreased sequentially primarily due to lower deposit balances, partially offset by lower funding costs. Net Interest Income on an FTE basis increased compared to the prior-year quarter primarily driven by lower funding costs.
The Net Interest Margin on an FTE basis increased sequentially and compared to the prior-year quarter primarily driven by lower funding costs.
Average Earning Assets decreased sequentially primarily due to a decrease in placements with the Federal Reserve and other central banks driven by lower deposit balances. Average Earning Assets increased compared to the prior-year quarter primarily driven by an increase in the investment securities portfolio resulting from an increase in deposits.

PROVISION FOR CREDIT LOSSES
	As of and for the three-months ended,			% Change September 30, 2025 vs.
($ In Millions)	September 30, 2025	June 30, 2025	September 30, 2024	June 30, 2025	September 30, 2024
Allowance for Credit Losses
Beginning Allowance for Credit Losses	$224.1	$207.3	$209.6	8%	7%
Provision for Credit Losses	(17.0)	16.5	8.0	N/M	N/M
Net Recoveries (Charge-offs)	(0.4)	0.3	2.4	N/M	N/M
Ending Allowance for Credit Losses	$206.7	$224.1	$220.0	(8)%	(6)%
Allowance assigned to:
Loans	$164.4	$180.5	$184.8	(9)%	(11)%
Undrawn Loan Commitments and Standby Letters of Credit	32.1	34.7	26.5	(7)	21
Debt Securities and Other Financial Assets	10.2	8.9	8.7	15	18
Ending Allowance for Credit Losses	$206.7	$224.1	$220.0	(8)%	(6)%
N/M - Not meaningful
Q3 2025
The negative provision in the current quarter resulted from a decrease in collective reserves driven by improved macroeconomic factors primarily impacting the Commercial and Institutional (C&I) portfolio and improved projections for Residential Real Estate.
Q2 2025
The provision in the prior quarter resulted from an increase in specific reserves related to a small number of non-performing loans and an increase in the collective reserve resulting primarily from a worsening macroeconomic outlook, partially offset by sector and portfolio-specific improvements within the Commercial Real Estate portfolio.
Q3 2024
The provision in the prior-year quarter resulted from an increase in collective reserves driven by a small number of downgrades and extensions in the C&I portfolio, as well as, an increase in individual reserves driven by the default of one C&I loan.

NORTHERN TRUST CORPORATION THIRD QUARTER 2025 RESULTS

NONINTEREST EXPENSE
				% Change Q3 2025 vs.
($ In Millions)	Q3 2025	Q2 2025	Q3 2024	Q2 2025	Q3 2024
Noninterest Expense
Compensation	$625.3	$614.8	$583.6	2%	7%
Employee Benefits	115.2	117.7	109.2	(2)	6
Outside Services	248.2	247.0	256.3	—	(3)
Equipment and Software	294.2	293.7	270.4	—	9
Occupancy	55.0	52.5	53.8	5	2
Other Operating Expense	85.0	90.9	86.1	(6)	(1)
Total Noninterest Expense	$1,422.9	$1,416.6	$1,359.4	—%	5%
End of Period Full-Time Equivalent Employees	23,600	23,400	23,300	1%	1%
Compensation expense increased compared to the prior-year quarter primarily due to base pay adjustments, increased headcount, and higher incentives.
Equipment and Software expense increased compared to the prior-year quarter primarily due to higher software amortization and higher software support and rental expense.

PROVISION FOR INCOME TAXES
				% Change Q3 2025 vs.
($ In Millions)	Q3 2025	Q2 2025	Q3 2024	Q2 2025		Q3 2024
Net Income
Income before Income Taxes	$619.5	$564.8	$601.1	10%		3%
Provision for Income Taxes	161.9	143.5	136.2	13		19
Net Income	$457.6	$421.3	$464.9	9%		(2)%
Effective Tax Rate	26.1%	25.4%	22.7%	70	bps	340	bps
bps - basis points
The effective tax rate increased sequentially primarily due to a higher net tax impact from international operations. The effective tax rate increased compared to the prior-year quarter primarily due to favorable discrete tax benefits recognized in the prior year and a higher net tax impact from international operations.

CAPITAL ACTIONS
The Corporation returned $431.3 million to common shareholders in the current quarter through dividends and the repurchase of shares. During the current quarter, the Corporation declared cash dividends totaling $154.3 million to common stockholders and increased its quarterly cash dividend to $0.80 per share on common stock from the previous $0.75 per share. The Corporation repurchased 2,164,198 shares of common stock, including 16,233 withheld to satisfy tax withholding obligations related to share-based compensation, at a total cost of $277.0 million ($128.00 average price per share). The Corporation also declared cash dividends totaling $16.2 million to preferred stockholders during the current quarter.

NORTHERN TRUST CORPORATION THIRD QUARTER 2025 RESULTS

REGULATORY CAPITAL
The capital ratios of Northern Trust Corporation and its principal subsidiary, The Northern Trust Company, remained strong at September 30, 2025, exceeding the minimum requirements for classification as “well-capitalized” under applicable U.S. regulatory requirements.

($ In Millions)	Standardized Approach			Advanced Approach
Northern Trust Corporation	September 30, 2025*	June 30, 2025	September 30, 2024	September 30, 2025*	June 30, 2025	September 30, 2024	Well-Capitalized Ratios	Minimum Capital Ratios
Regulatory Capital
Common Equity Tier 1 Capital	$11,199.3	$11,108.2	$10,992.7	$11,199.3	$11,108.2	$10,992.7
Tier 1 Capital	12,028.1	11,938.5	11,826.8	12,028.1	11,938.5	11,826.8
Total Capital	13,581.9	13,508.9	13,542.9	13,375.2	13,285.6	13,323.0

Assets
Risk-Weighted Assets	$90,033.8	$91,385.4	$86,953.6	$74,329.4	$74,176.8	$78,242.5
Average Adjusted Total Assets	150,208.9	156,854.5	146,018.0	150,208.9	156,854.5	146,018.0
Supplementary Leverage Exposure	N/A	N/A	N/A	135,908.6	131,379.4	128,906.2

Capital Ratios
Common Equity Tier 1 Capital	12.4%	12.2%	12.6%	15.1%	15.0%	14.0%	N/A	4.5%
Tier 1 Capital	13.4	13.1	13.6	16.2	16.1	15.1	6.0	6.0
Total Capital	15.1	14.8	15.6	18.0	17.9	17.0	10.0	8.0
Tier 1 Leverage	8.0	7.6	8.1	8.0	7.6	8.1	N/A	4.0
Supplementary Leverage	N/A	N/A	N/A	8.9	9.1	9.2	N/A	3.0

($ In Millions)	Standardized Approach			Advanced Approach
The Northern Trust Company	September 30, 2025*	June 30, 2025	September 30, 2024	September 30, 2025*	June 30, 2025	September 30, 2024	Well-Capitalized Ratios	Minimum Capital Ratios
Regulatory Capital
Common Equity Tier 1 Capital	$10,437.7	$10,278.6	$10,570.4	$10,437.7	$10,278.6	$10,570.4
Tier 1 Capital	10,437.7	10,278.6	10,570.4	10,437.7	10,278.6	10,570.4
Total Capital	11,644.4	11,501.8	11,992.2	11,437.7	11,278.6	11,772.4

Assets
Risk-Weighted Assets	$88,698.9	$90,205.6	$85,808.8	$72,031.5	$72,017.5	$75,898.7
Average Adjusted Total Assets	149,705.5	156,405.8	145,591.6	149,705.5	156,405.8	145,591.6
Supplementary Leverage Exposure	N/A	N/A	N/A	135,403.3	130,930.4	128,248.8

Capital Ratios
Common Equity Tier 1 Capital	11.8%	11.4%	12.3%	14.5%	14.3%	13.9%	6.5%	4.5%
Tier 1 Capital	11.8	11.4	12.3	14.5	14.3	13.9	8.0	6.0
Total Capital	13.1	12.8	14.0	15.9	15.7	15.5	10.0	8.0
Tier 1 Leverage	7.0	6.6	7.3	7.0	6.6	7.3	5.0	4.0
Supplementary Leverage	N/A	N/A	N/A	7.7	7.9	8.2	3.0	3.0
(*) Regulatory Capital, Risk-Weighted Assets and resulting ratios for the current quarter are considered preliminary until the Form 10-Q is filed with the Securities and Exchange Commission.

NORTHERN TRUST CORPORATION THIRD QUARTER 2025 RESULTS

RECONCILIATION TO FULLY TAXABLE EQUIVALENT
The following table presents a reconciliation of interest income, net interest income, net interest margin, total revenue, income before taxes, and profit margin (pre-tax) prepared in accordance with GAAP to such measures on an FTE non-GAAP basis. Management believes this presentation facilitates the analysis of asset yields and provides a clearer indication of these financial measures for comparative purposes. When adjusted to an FTE basis, yields on taxable, nontaxable and partially taxable assets are comparable; however, the adjustment to an FTE basis has no impact on net income.

	QUARTERS
	2025			2024
($ in Millions)	THIRD	SECOND	FIRST	FOURTH	THIRD
Net Interest Income
Interest Income - GAAP	$2,144.3	$2,212.8	$2,140.9	$2,280.0	$2,530.2
Add: FTE Adjustment	5.5	4.7	5.6	10.5	7.1
Interest Income (FTE) - Non-GAAP	$2,149.8	$2,217.5	$2,146.5	$2,290.5	$2,537.3

Net Interest Income - GAAP	$590.8	$610.5	$568.1	$563.8	$562.3
Add: FTE Adjustment	5.5	4.7	5.6	10.5	7.1
Net Interest Income (FTE) - Non-GAAP	$596.3	$615.2	$573.7	$574.3	$569.4

Net Interest Margin - GAAP(1)	1.68%	1.68%	1.67%	1.68%	1.66%
Net Interest Margin (FTE) - Non-GAAP(1)	1.70%	1.69%	1.69%	1.71%	1.68%

Total Revenue
Total Revenue - GAAP	$2,025.4	$1,997.9	$1,940.0	$1,959.6	$1,968.5
Add: FTE Adjustment	5.5	4.7	5.6	10.5	7.1
Total Revenue (FTE) - Non-GAAP	$2,030.9	$2,002.6	$1,945.6	$1,970.1	$1,975.6

Income before Income Taxes
Income before Income Taxes - GAAP	$619.5	$564.8	$521.4	$594.2	$601.1
Add: FTE Adjustment	$5.5	$4.7	$5.6	$10.5	$7.1
Income before Income Taxes (FTE) - Non-GAAP	$625.0	$569.5	$527.0	$604.7	$608.2

Profit Margin (pre-tax) - GAAP(2)	30.6%	28.3%	26.9%	30.3%	30.5%
Profit Margin (pre-tax) (FTE) - Non-GAAP(2)	30.8%	28.4%	27.1%	30.7%	30.8%
(1) Net interest margin is calculated by dividing annualized net interest income by average interest-earning assets.
(2) Profit margin (pre-tax) is calculated by dividing income before income taxes by total revenue.

NORTHERN TRUST CORPORATION THIRD QUARTER 2025 RESULTS

FORWARD LOOKING STATEMENTS
This release may include statements which constitute “forward-looking statements” within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are identified typically by words or phrases such as “believe,” “expect,” “anticipate,” “intend,” “estimate,” “project,” “likely,” “plan,” “goal,” “target,” “strategy,” and similar expressions or future or conditional verbs such as “may,” “will,” “should,” “would,” and “could.” Forward-looking statements include statements, other than those related to historical facts, that relate to Northern Trust’s financial results and outlook, capital adequacy, dividend policy and share repurchase program, accounting estimates and assumptions, credit quality including allowance levels, future pension plan contributions, effective tax rate, anticipated expense levels, contingent liabilities, acquisitions, strategies, market and industry trends, and expectations regarding the impact of accounting pronouncements and legislation. These statements are based on Northern Trust’s current beliefs and expectations of future events or future results, and involve risks and uncertainties that are difficult to predict and subject to change. These statements are also based on assumptions about many important factors, including the factors discussed in Northern Trust’s most recent annual report on Form 10-K and other filings with the U.S. Securities and Exchange Commission, all of which are available on Northern Trust’s website. We caution you not to place undue reliance on any forward-looking statement as actual results may differ materially from those expressed or implied by forward-looking statements. Northern Trust assumes no obligation to update its forward-looking statements.

WEBCAST OF THIRD QUARTER EARNINGS CONFERENCE CALL
Northern Trust’s third quarter earnings conference call will be webcast on October 22, 2025.
The live call will be conducted at 8:00 a.m. CT and is accessible on Northern Trust’s website at:
https://www.northerntrust.com/about-us/investor-relations
A recording of the live call will be available on Northern Trust’s website following the live event, for approximately four weeks. Participants will need Windows Media or Adobe Flash software. This earnings release can also be accessed at Northern Trust’s website.
About Northern Trust
Northern Trust Corporation (Nasdaq: NTRS) is a leading provider of wealth management, asset servicing, asset management and banking to corporations, institutions, affluent families and individuals. Founded in Chicago in 1889, Northern Trust has a global presence with offices in 24 U.S. states and Washington, D.C., and across 22 locations in Canada, Europe, the Middle East and the Asia-Pacific region. As of September 30, 2025, Northern Trust had assets under custody/administration of US$18.2 trillion, and assets under management of US$1.8 trillion. For more than 135 years, Northern Trust has earned distinction as an industry leader for exceptional service, financial expertise, integrity and innovation. Visit us on northerntrust.com. Follow us on Instagram @northerntrustcompany or Northern Trust on LinkedIn.
Northern Trust Corporation, Head Office: 50 South La Salle Street, Chicago, Illinois 60603 U.S.A., incorporated with limited liability in the U.S. Global legal and regulatory information can be found at https://www.northerntrust.com/terms-and-conditions.

NORTHERN TRUST CORPORATION
(Supplemental Consolidated Financial Information)

STATEMENT OF INCOME DATA				% Change(1)
($ In Millions Except Per Share Data)				Q3 2025 vs.
	Q3 2025	Q2 2025	Q3 2024	Q2 2025	Q3 2024
Noninterest Income
Trust, Investment and Other Servicing Fees	$1,265.5	$1,231.1	$1,196.6	3%	6%
Foreign Exchange Trading Income	57.2	50.6	54.1	13	6
Treasury Management Fees	9.5	9.7	8.2	(2)	16
Security Commissions and Trading Income	41.8	39.6	35.5	5	18
Other Operating Income	60.6	56.4	111.8	8	(46)
Total Noninterest Income	1,434.6	1,387.4	1,406.2	3	2

Net Interest Income
Interest Income	2,144.3	2,212.8	2,530.2	(3)	(15)
Interest Expense	1,553.5	1,602.3	1,967.9	(3)	(21)
Net Interest Income	590.8	610.5	562.3	(3)	5

Total Revenue	2,025.4	1,997.9	1,968.5	1	3

Provision for Credit Losses	(17.0)	16.5	8.0	N/M	N/M

Noninterest Expense
Compensation	625.3	614.8	583.6	2	7
Employee Benefits	115.2	117.7	109.2	(2)	6
Outside Services	248.2	247.0	256.3	—	(3)
Equipment and Software	294.2	293.7	270.4	—	9
Occupancy	55.0	52.5	53.8	5	2
Other Operating Expense	85.0	90.9	86.1	(6)	(1)
Total Noninterest Expense	1,422.9	1,416.6	1,359.4	—	5

Income before Income Taxes	619.5	564.8	601.1	10	3
Provision for Income Taxes	161.9	143.5	136.2	13	19
NET INCOME	$457.6	$421.3	$464.9	9%	(2)%
Preferred Stock Dividends	16.2	4.7	16.2	N/M	—
NET INCOME APPLICABLE TO COMMON STOCK	$441.4	$416.6	$448.7	6%	(2)%
Earnings Allocated to Participating Securities	4.2	3.8	3.7	11	14
Earnings Allocated to Common and Potential Common Shares	$437.2	$412.8	$445.0	6%	(2)%

Per Common Share
Net Income
Basic	$2.30	$2.14	$2.23	7%	3%
Diluted	2.29	2.13	2.22	7	3

Average Common Equity	$11,822.1	$11,727.2	$11,589.2	1%	2%
Return on Average Common Equity	14.8%	14.2%	15.4%

Cash Dividends Declared per Common Share	$0.80	$0.75	$0.75	7%	7%

Average Common Shares Outstanding (000s)
Basic	190,054	192,752	199,938	(1)%	(5)%
Diluted	191,001	193,375	200,549	(1)	(5)
Common Shares Outstanding (EOP) (000s)	189,117	191,233	198,218	(1)	(5)
(1)    Percentage calculations are based on actual balances rather than the rounded amounts presented in the table above.
N/M - Not meaningful
EOP - End of period

NORTHERN TRUST CORPORATION
(Supplemental Consolidated Financial Information)

STATEMENT OF INCOME DATA
($ In Millions Except Per Share Data)	NINE MONTHS
	2025	2024	% Change(1)
Noninterest Income
Trust, Investment and Other Servicing Fees	$3,710.4	$3,505.6	6%
Foreign Exchange Trading Income	166.5	169.5	(2)
Treasury Management Fees	28.8	26.5	9
Security Commissions and Trading Income	120.5	107.7	12
Other Operating Income	167.7	1,097.5	(85)
Investment Security Gains (Losses), net	—	(189.3)	N/M
Total Noninterest Income	4,193.9	4,717.5	(11)

Net Interest Income
Interest Income	6,498.0	7,482.3	(13)
Interest Expense	4,728.6	5,869.0	(19)
Net Interest Income	1,769.4	1,613.3	10

Total Revenue	5,963.3	6,330.8	(6)

Provision for Credit Losses	0.5	7.5	N/M

Noninterest Expense
Compensation	1,884.5	1,875.9	—
Employee Benefits	342.6	310.5	10
Outside Services	740.4	746.5	(1)
Equipment and Software	868.8	800.6	9
Occupancy	160.9	162.7	(1)
Other Operating Expense	259.9	361.8	(28)
Total Noninterest Expense	4,257.1	4,258.0	—

Income before Income Taxes	1,705.7	2,065.3	(17)
Provision for Income Taxes	434.8	489.6	(11)
NET INCOME	$1,270.9	$1,575.7	(19)%
Preferred Stock Dividends	37.1	37.1	—
NET INCOME APPLICABLE TO COMMON STOCK	$1,233.8	$1,538.6	(20)%
Earnings Allocated to Participating Securities	11.6	13.2	(13)
Earnings Allocated to Common and Potential Common Shares	$1,222.2	$1,525.4	(20)%

Per Common Share
Net Income
Basic	$6.34	$7.53	(16)%
Diluted	6.32	7.51	(16)

Average Common Equity	$11,756.5	$11,321.7	4%
Return on Average Common Equity	14.0%	18.2%

Cash Dividends Declared per Common Share	$2.30	$2.25	2%

Average Common Shares Outstanding (000s)
Basic	192,647	202,614	(5)%
Diluted	193,481	203,131	(5)
Common Shares Outstanding (EOP) (000s)	189,117	198,218	(5)
(1)Percentage calculations are based on actual balances rather than the rounded amounts presented in the table above.
N/M - Not meaningful
EOP - End of period

NORTHERN TRUST CORPORATION
(Supplemental Consolidated Financial Information)

BALANCE SHEET
($ In Millions)				% Change(1)
				September 30, 2025 vs.
	September 30, 2025	June 30, 2025	September 30, 2024	June 30, 2025	September 30, 2024
Assets
Federal Reserve and Other Central Bank Deposits	$49,328.9	$52,265.5	$40,848.3	(6)%	21%
Interest-Bearing Due from and Deposits with Banks(2)	6,404.5	6,800.9	5,464.7	(6)	17
Federal Funds Sold and Securities Purchased under Agreements to Resell	1,856.3	921.9	981.6	101	89
Debt Securities
Available for Sale	32,889.2	32,250.4	28,311.9	2	16
Held to Maturity	22,974.9	21,400.8	22,708.6	7	1
Total Debt Securities	55,864.1	53,651.2	51,020.5	4	9
Loans	42,949.4	43,323.4	41,950.3	(1)	2
Other Interest-Earning Assets(3)	2,676.2	2,522.6	2,465.7	6	9
Total Earning Assets	159,079.4	159,485.5	142,731.1	—	11
Allowance for Credit Losses	(174.6)	(188.5)	(193.3)	(7)	(10)
Cash and Due from Banks and Other Central Bank Deposits(4)	976.8	2,035.1	3,014.3	(52)	(68)
Buildings and Equipment	457.1	467.7	480.3	(2)	(5)
Goodwill	712.9	714.6	707.8	—	1
Other Assets	9,211.7	9,369.2	9,013.6	(2)	2
Total Assets	$170,263.3	$171,883.6	$155,753.8	(1)%	9%
Liabilities and Stockholders’ Equity
Interest-Bearing Deposits
Savings, Money Market and Other	$29,040.1	$27,965.1	$23,069.0	4%	26%
Savings Certificates and Other Time	7,358.7	6,742.5	6,255.2	9	18
Non-U.S. Offices - Interest-Bearing	73,509.9	77,206.9	69,684.3	(5)	5
Total Interest-Bearing Deposits	109,908.7	111,914.5	99,008.5	(2)	11
Federal Funds Purchased	1,751.9	2,388.5	2,761.9	(27)	(37)
Securities Sold under Agreements to Repurchase	371.5	841.4	170.8	(56)	117
Other Borrowings(5)	6,580.0	6,532.9	6,903.2	1	(5)
Senior Notes	2,847.2	2,835.2	2,820.9	—	1
Long-Term Debt	4,094.3	4,089.8	4,077.2	—	—
Total Interest-Bearing Liabilities	125,553.6	128,602.3	115,742.5	(2)	8
Demand and Other Noninterest-Bearing Deposits	25,892.4	25,139.2	22,174.8	3	17
Other Liabilities	5,861.3	5,275.6	5,087.5	11	15
Total Liabilities	157,307.3	159,017.1	143,004.8	(1)	10
Common Equity
Common Equity, excluding Accumulated Other Comprehensive Income	12,706.2	12,680.8	12,643.6	—	—
Accumulated Other Comprehensive Income (Loss)	(635.1)	(699.2)	(779.5)	(9)	(19)
Total Common Equity	12,071.1	11,981.6	11,864.1	1	2
Preferred Equity	884.9	884.9	884.9	—	—
Total Equity	12,956.0	12,866.5	12,749.0	1	2
Total Liabilities and Stockholders’ Equity	$170,263.3	$171,883.6	$155,753.8	(1)%	9%
(1)    Percentage calculations are based on actual balances rather than the rounded amounts presented in the table above.
(2)    Interest-Bearing Due from and Deposits with Banks includes the interest-bearing component of Cash and Due from Banks and Interest-Bearing Deposits with Banks as presented on the consolidated balance sheets in our periodic filings with the SEC.
(3)    Other Interest-Earning Assets include certain community development investments, collateral deposits with certain securities depositories and clearing houses, Federal Home Loan Bank and Federal Reserve stock, and money market investments which are classified in Other Assets on the consolidated balance sheets in our periodic filings with the SEC.
(4)    Cash and Due from Banks and Other Central Bank Deposits includes the noninterest-bearing component of Federal Reserve and Other Central Bank Deposits as presented on the consolidated balance sheets in our periodic filings with the SEC.
(5)    Other Borrowings primarily includes advances from the Federal Home Loan Bank of Chicago.

NORTHERN TRUST CORPORATION
(Supplemental Consolidated Financial Information)

AVERAGE BALANCE SHEET
($ In Millions)				% Change(1)
				Q3 2025 vs.
	Q3 2025	Q2 2025	Q3 2024	Q2 2025	Q3 2024
Assets
Federal Reserve and Other Central Bank Deposits	$33,754.2	$43,655.3	$36,067.3	(23)%	(6)%
Interest-Bearing Due from and Deposits with Banks(2)	5,237.7	5,321.5	4,828.1	(2)	8
Federal Funds Sold and Securities Purchased under Agreements to Resell	1,300.4	713.2	977.4	82	33
Debt Securities
Available for Sale	33,022.7	31,415.0	27,462.6	5	20
Held to Maturity	22,129.7	20,895.9	22,834.0	6	(3)
Total Debt Securities	55,152.4	52,310.9	50,296.6	5	10
Loans	41,500.6	41,158.0	39,884.0	1	4
Other Interest-Earning Assets(3)	2,393.6	2,663.1	2,714.4	(10)	(12)
Total Earning Assets	139,338.9	145,822.0	134,767.8	(4)	3
Allowance for Credit Losses	(188.0)	(174.9)	(180.5)	8	4
Cash and Due from Banks and Other Central Bank Deposits(4)	1,159.3	1,069.8	1,742.3	8	(33)
Buildings and Equipment	468.4	479.3	482.2	(2)	(3)
Goodwill	712.6	709.1	702.9	—	1
Other Assets	9,550.3	9,813.9	9,328.2	(3)	2
Total Assets	$151,041.5	$157,719.2	$146,842.9	(4)%	3%
Liabilities and Stockholders’ Equity
Interest-Bearing Deposits
Savings, Money Market and Other	$28,348.7	$28,797.4	$25,233.0	(2)%	12%
Savings Certificates and Other Time	6,700.1	6,652.0	6,639.6	1	1
Non-U.S. Offices - Interest-Bearing	65,354.5	70,158.0	64,347.2	(7)	2
Total Interest-Bearing Deposits	100,403.3	105,607.4	96,219.8	(5)	4
Federal Funds Purchased	2,467.7	2,469.0	2,320.9	—	6
Securities Sold under Agreements to Repurchase	500.4	584.6	504.3	(14)	(1)
Other Borrowings(5)	6,938.4	7,008.2	7,085.9	(1)	(2)
Senior Notes	2,839.6	2,818.2	2,795.6	1	2
Long-Term Debt	4,092.0	4,087.8	4,075.1	—	—
Total Interest-Bearing Liabilities	117,241.4	122,575.2	113,001.6	(4)	4
Demand and Other Noninterest-Bearing Deposits	16,297.3	16,770.4	16,340.9	(3)	—
Other Liabilities	4,795.8	5,761.5	5,026.3	(17)	(5)
Total Liabilities	138,334.5	145,107.1	134,368.8	(5)	3
Common Equity
Common Equity, excluding Accumulated Other Comprehensive Income	12,496.7	12,500.4	12,421.8	—	1
Accumulated Other Comprehensive Income (Loss)	(674.6)	(773.2)	(832.6)	(13)	(19)
Total Common Equity	11,822.1	11,727.2	11,589.2	1	2
Preferred Equity	884.9	884.9	884.9	—	—
Total Equity	12,707.0	12,612.1	12,474.1	1	2
Total Liabilities and Stockholders’ Equity	$151,041.5	$157,719.2	$146,842.9	(4)%	3%
(1)    Percentage calculations are based on actual balances rather than the rounded amounts presented in the table above.
(2)    Interest-Bearing Due from and Deposits with Banks includes the interest-bearing component of Cash and Due from Banks and Interest-Bearing Deposits with Banks as presented on the consolidated balance sheets in our periodic filings with the SEC.
(3)    Other Interest-Earning Assets include certain community development investments, collateral deposits with certain securities depositories and clearing houses, Federal Home Loan Bank and Federal Reserve stock, and money market investments which are classified in Other Assets on the consolidated balance sheets in our periodic filings with the SEC.
(4)    Cash and Due from Banks and Other Central Bank Deposits includes the noninterest-bearing component of Federal Reserve and Other Central Bank Deposits as presented on the consolidated balance sheets in our periodic filings with the SEC.
(5)    Other Borrowings primarily includes advances from the Federal Home Loan Bank of Chicago.

NORTHERN TRUST CORPORATION
(Supplemental Consolidated Financial Information)

QUARTERLY TREND DATA	QUARTERS
($ In Millions Except Per Share Data)	2025						2024
	THIRD		SECOND		FIRST		FOURTH		THIRD
Net Income Summary
Trust, Investment and Other Servicing Fees	$1,265.5		$1,231.1		$1,213.8		$1,222.2		$1,196.6
Other Noninterest Income	169.1		156.3		158.1		173.6		209.6
Net Interest Income	590.8		610.5		568.1		563.8		562.3
Total Revenue	2,025.4		1,997.9		1,940.0		1,959.6		1,968.5
Provision for Credit Losses	(17.0)		16.5		1.0		(10.5)		8.0
Noninterest Expense	1,422.9		1,416.6		1,417.6		1,375.9		1,359.4
Income before Income Taxes	619.5		564.8		521.4		594.2		601.1
Provision for Income Taxes	161.9		143.5		129.4		138.8		136.2
Net Income	$457.6		$421.3		$392.0		$455.4		$464.9

Per Common Share
Net Income - Basic	$2.30		$2.14		$1.91		$2.27		$2.23
- Diluted	2.29		2.13		1.90		2.26		2.22
Cash Dividends Declared per Common Share	0.80		0.75		0.75		0.75		0.75
Book Value (EOP)	63.83		62.65		61.65		60.74		59.85
Market Value (EOP)	134.60		126.79		98.65		102.50		90.03

Financial Ratios
Return on Average Common Equity	14.8%		14.2%		13.0%		15.3%		15.4%
Net Interest Margin (GAAP)	1.68		1.68		1.67		1.68		1.66
Net Interest Margin (FTE*)	1.70		1.69		1.69		1.71		1.68

Assets Under Custody / Administration ($ in Billions) - End Of Period
Asset Servicing	$16,990.4		$16,864.9		$15,804.7		$15,640.1		$16,278.0
Wealth Management	1,257.2		1,203.4		1,119.3		1,147.9		1,145.0
Total Assets Under Custody / Administration	$18,247.6		$18,068.3		$16,924.0		$16,788.0		$17,423.0

Assets Under Custody ($ In Billions) - End Of Period
Asset Servicing	$13,195.0		$13,056.5		$12,163.6		$12,214.0		$12,662.1
Wealth Management	1,244.1		1,187.2		1,105.9		1,135.2		1,132.7
Total Assets Under Custody	$14,439.1		$14,243.7		$13,269.5		$13,349.2		$13,794.8

Assets Under Management ($ In Billions) - End Of Period
Asset Servicing	$1,280.1		$1,229.2		$1,160.9		$1,159.7		$1,177.9
Wealth Management	492.6		468.5		446.9		450.7		443.9
Total Assets Under Management	$1,772.7		$1,697.7		$1,607.8		$1,610.4		$1,621.8

Asset Quality ($ In Millions) - End Of Period
Nonaccrual Loans/Assets(1)	$78.8		$92.8		$73.1		$56.0		$39.3
Nonaccrual Assets / Loans(1)	0.18%		0.21%		0.18%		0.13%		0.09%

Gross Charge-offs	$(2.1)		$(0.1)		$(0.3)		$(4.1)		$—
Gross Recoveries	1.7		0.4		0.5		0.7		2.4
Net Recoveries (Charge-offs)	$(0.4)		$0.3		$0.2		$(3.4)		$2.4
Annualized Net Recoveries (Charge-offs) to Avg Loans	—%		—%		—%		(0.03)%		0.02%
Allowance for Credit Losses Assigned to:
Loans	$164.4		$180.5		$167.1		$168.0		$184.8
Undrawn Loan Commitments and Standby Letters of Credit	32.1		34.7		32.8		30.4		26.5
Debt Securities and Other Financial Assets	10.2		8.9		7.4		7.7		8.7
Loans Allowance / Nonaccrual Loans	2.1	x	1.9	x	2.3	x	3.0	x	4.7	x
(*)    Net interest margin presented on an FTE basis is a non-GAAP financial measure. Refer to the Reconciliation to Fully Taxable Equivalent section for further detail.
(1)    There was no Other Real Estate Owned (OREO) for any of the periods presented.